United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2024

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive
Suite 600
Saint Louis, Missouri 63141
(Address of principal executive offices)
(314) 529-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PRFT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 27, 2024, Perficient, Inc. (“Perficient” or the “Company”) announced its financial results for the three and twelve months ended December 31, 2023. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Mr. Davis as Executive Chairman. On February 27, 2024, the Company announced that Jeffrey S. Davis resigned his employee position as Executive Chairman of the Company, effective as of March 1, 2024. Notwithstanding his resignation as an employee of the Company, Mr. Davis will continue as the non-executive Chairman of the Board of Directors (the “Board”).

Amendment to Davis Restricted Stock Awards. In connection with Mr. Davis’s resignation, the Board approved an amendment (the “Amendment”) to certain existing agreements (the “RSA Agreements”) providing for awards of an aggregate of 151,160 shares of restricted stock to Mr. Davis pursuant to the Amended and Restated Perficient, Inc. 2012 Long Term Incentive Plan, 80,998 of which awards are still subject to restriction as of February 23, 2024. The RSA Agreements subject the awards to certain vesting conditions. The Amendment amends the RSA Agreements to, among other things, provide for:

•Continued vesting under the RSA Agreements for Mr. Davis’s service as a member of the Board;
•Accelerated vesting upon the occurrence of a change in control (as defined in the Amendment); and
•Accelerated vesting upon Mr. Davis no longer serving as a member of the Board as a result of his death or disability, his failure to be elected to the Board by the stockholders of the Company or the Company’s Nominating, Governance and Sustainability Committee failing to nominate him for election to the Board.

The foregoing is a summary of the material terms of the Amendment only and is qualified in its entirety by the actual terms of the Amendment which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

ITEM 7.01 REGULATION FD DISCLOSURE

Financial Results Presentation

On February 27, 2024, Perficient posted on the Investor Relations page of its website at www.perficient.com a slide presentation related to its fourth quarter ended December 31, 2023 financial results and operating metrics. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The information contained or incorporated in our website is not part of this filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits.

Exhibit
Number	Description

99.1	Perficient, Inc. Press Release, dated February 27, 2024, announcing financial results for the three and twelve months ended December 31, 2023
99.2	Perficient, Inc. Q4 2023 Financial Results Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date:	February 27, 2024	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer